UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009 (October 13, 2009)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

8.01

Other Events.

Attached to this Current Report on Form 8-K is a letter from Inland American Real Estate Trust, Inc., a Maryland corporation, which was mailed to its stockholders on October 13, 2009.  The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item

9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Inland American Real Estate Trust, Inc. letter to stockholders dated October 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	October 13, 2009	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Inland American Real Estate Trust, Inc. letter to stockholders dated October 12, 2009